410814.04-Los Angeles Server 2A - MSW
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 5, 2005

                               WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

            Nevada                     333-98369               88-0494878
 (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                    Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                      89109
(Address of principal executive offices of each registrant)        (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 5, 2005, Wynn Las Vegas, LLC ("WLV"), a wholly owned subsidiary of Wynn Resorts, Limited ("WRL"), promoted Andrew Pascal to President and Chief Operating Officer of WLV. Marc Schorr, the former Chief Executive Officer and President of WLV, will no longer serve as an officer of WLV, but will continue to serve as Chief Operating Officer of WRL. Following Mr. Pascal's promotion, WLV will no longer have a Chief Executive Officer and the duties and responsibilities of the Chief Executive Officer will be performed by Mr. Pascal, as President of WLV.

Mr. Pascal, 39, has been the Executive Vice President and Chief Operating Officer of WLV since August of 2005. From September of 2003 to August of 2005, Mr. Pascal was the Senior Vice President of WRL. From April of 1999 through September of 2003, Mr. Pascal was the President, Chief Executive Officer and Chairman of the Board of WagerWorks, Inc., a multi-national company engaged in the design, development and operation of remote gaming content and systems. Mr. Pascal is the nephew of Stephen A. Wynn, Chairman of the Board and Chief Executive Officer of WRL, and of Elaine P. Wynn, a Member of the Board of Directors of WRL.

The information regarding Mr. Pascal's current employment agreement with WLV that is set forth in Item 1.01 of the current report on Form 8-K filed by WLV on September 1, 2005 is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 11, 2005

                                           WYNN LAS VEGAS, LLC

                                           By: Wynn Resorts Holdings, LLC, its
                                                  sole member

                                           By: Wynn Resorts, Limited, its sole
                                                  member

                                           By: /s/ John Strzemp
                                               ------------------------------
                                               John Strzemp
                                               Chief Financial Officer